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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of First Shares Bancorp, Inc. ("First Shares"), that, to his or her knowledge:

(1) the Quarterly Report of First Shares on Form 10-QSB for the period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of First Shares.

Dated:  August 14, 2002


                                                     /s/ Jerry R. Engle
                                                     ---------------------------
                                                     Jerry R. Engle
                                                     Chief Executive Officer



                                                     /s/ Kimberly B. Kling
                                                     ---------------------------
                                                     Kimberly B. Kling
                                                     Chief Financial Officer